               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            Form 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) June 6, 1995



                     Eli Lilly and Company
- -----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)



        Indiana              1-6351            35-0470950
- -------------------------  --------------     -------------------
(State or other jurisdic-  (Commission           (IRS Employer
 tion of incorporation)    File Number)       Identification No.)



  Lilly Corporate Center, Indianapolis, Indiana           46285
- -------------------------------------------------      ----------
    (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code (317) 276-2000



                            No Change
- ---------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

Exhibit
Number                   Exhibit
- --------                 -------
     (1) Form of Underwriting Agreement, dated as of June 6, 1995, among Eli Lilly and Company and Morgan Stanley & Co. Incorporated, Goldman Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. relating to the issuance and sale by Eli Lilly and Company of $500,000,000 aggregate principal amount of its 7-1/8% Notes Due 2025.

     (4) Forms of 7-1/8% Note Due 2025 (Book-Entry) were filed with the Commission as Exhibit 1.1 to registration statement on Form 8-A on June 8, 1995 and are incorporated herein by this reference.

     (24)      Consent of Ernst & Young LLP.

                                     2

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SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ELI LILLY AND COMPANY
                                   (Registrant)



                             By: /s/ Edwin W. Miller
                                 -------------------
                                 Edwin W. Miller
                                 Vice President and
                                 Treasurer

Dated:  June 12, 1995.

                          Exhibit Index


Exhibit                  Description
Number                   of Exhibit                          Page
- --------                 -----------                         ----
     (1) Form of Underwriting Agreement, dated as of June 6, 1995 among Eli Lilly and Company and
               Morgan Stanley & Co. Incorporated, Goldman
               Sachs & Co., Merrill Lynch, Pierce, Fenner &
               Smith Incorporated and J.P. Morgan Securities
               Inc. relating to the issuance and sale by Eli
               Lilly and Company of $500,000,000 aggregate principal amount of its 7-1/8% Notes Due
               2025.

     (4) Forms of 7-1/8% Note Due 2025 (Book-Entry) were filed with the Commission as Exhibit 1.1 to registration statement on Form 8-A on June 9, 1995 and are incorporated herein by this reference.

     (24)      Consent of Ernst & Young LLP.

                                     4